UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

Stride, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11720 Plaza America Drive, 9th Floor Reston, Virginia 20190
(Address of Principal Executive Offices) (Zip Code)

(703) 483-7000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On October 8, 2026, Stride, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Fivespan Partners, LP (“Fivespan”), Fivespan Partners Fund, Ltd, Fivespan Partners GP, LLC and Dylan Haggart (collectively with Fivespan, Fivespan Partners Fund, Ltd and Fivespan Partners GP, LLC, the “Investor Group”) regarding, among other things, the appointment of Mr. Dylan G. Haggart and Dr. Steven Guttentag (each a “New Director” and collectively, the “New Directors”) as directors (with Dr. Guttentag first serving as a non-voting observer (the “Board Observer”) to the Board of Directors of the Company (the “Board”), as described in Item 5.02 below) and the formation of a Capital Allocation Committee of the Board (the “Capital Allocation Committee”).

Pursuant to the Cooperation Agreement, the Company has agreed, among other things, (i) to appoint Mr. Haggart to serve as an independent director on the Board, effective as of the close of business on October 30, 2026 (or such earlier date and time as may be mutually agreed in writing by the Investor Group and the Company) (the “Appointment Date and Time”), with an initial term expiring at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), and to nominate him for election to the Board on the Company slate, and recommend in favor of and use reasonable best efforts to cause his election to the Board, at the 2026 Annual Meeting, for a term expiring at the Company’s 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and (ii) to appoint Dr. Guttentag to serve as Board Observer, effective immediately, and to appoint him as an independent director of the Board, effective immediately following the conclusion of the 2026 Annual Meeting, with a term expiring at the 2027 Annual Meeting.

Pursuant to the Cooperation Agreement, the Investor Group withdrew its notice of director nominations and stockholder proposal for the 2026 Annual Meeting and its demand for inspection of books and records under Section 220 of the General Corporation Law of the State of Delaware, and agreed to abide by certain voting commitments, customary standstill obligations and mutual non-disparagement provisions, which obligations will remain in effect until the earliest of (i) the date that is 30 days prior to the notice deadline for the submission of stockholder director nominations for the 2027 Annual Meeting pursuant to the Company’s Sixth Amended and Restated Bylaws, (ii) the Company failing to appoint Mr. Haggart or Dr. Guttentag as a director or Board Observer (as applicable) in accordance with the Cooperation Agreement or failing to comply with certain of its obligations regarding the nomination of Mr. Haggart at the 2026 Annual Meeting or the non-removal of the New Directors, or (iii) the mutual termination of the Cooperation Agreement by the parties thereto (such period, the “Standstill Period”). Fivespan has also been granted replacement rights in respect of the New Directors during the Standstill Period, subject to certain conditions, should either of Mr. Haggart or Dr. Guttentag’s Board seats become vacant. The Company has also agreed to reimburse the Investor Group for certain expenses in connection with the Cooperation Agreement, subject to a cap.

In accordance with the Cooperation Agreement, on October 8, 2026, the Board approved the formation of the Capital Allocation Committee, effective as of the Appointment Date and Time, to support and make recommendations to the Board regarding the Company’s capital structure and capital allocation strategy. The Capital Allocation Committee will be comprised of three voting members, Brian Shepherd and Mr. Haggart, who will serve as Co-Chairs, and Aida Alvarez, as well as the Company’s Chief Executive Officer, Robert E. Knowling, Jr., who will serve as a non-voting member.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2026, the Board (i) appointed Mr. Haggart, with effect as from the Appointment Date and Time, to serve as a director on the Board with an initial term expiring at the 2026 Annual Meeting, to fill a vacancy created by Ms. Allison Lawrence’s resignation (discussed below), and (ii) nominated Mr. Haggart for election to the Board at the 2026 Annual Meeting for a term expiring at the 2027 Annual Meeting and until his successor is elected and qualified or until his earlier resignation, death or removal. In connection with the foregoing, on October 8, 2026, Ms. Lawrence tendered her resignation from the Board and from the Compensation Committee of the Board, effective immediately prior to the Appointment Date and Time. Following the effective time of her resignation, Ms. Lawrence will serve as a non-voting observer to the Board until she is re-appointed to the Board immediately following the conclusion of the 2026 Annual Meeting. Ms. Lawrence’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Also on October 8, 2026, the Board appointed Dr. Guttentag to serve as the Board Observer, effective immediately. As a result of these changes, the Board will remain at eight directors. Effective as of immediately following the conclusion of the 2026 Annual Meeting, the Board will increase its size from eight directors to ten directors, nine of whom will be independent, and Dr. Guttentag and Ms. Lawrence will be appointed to serve as directors on the Board, each with a term expiring at the 2027 Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation, death or removal.

Also on October 8, 2026, the Board (i) appointed Mr. Haggart to serve on the Capital Allocation Committee and the Compensation Committee of the Board, each effective as of the Appointment Date and Time and (ii) appointed Dr. Guttentag to serve on the Academic Committee of the Board, which was previously formed by the Board on September 17, 2026 and the Nominating and Corporate Governance Committee of the Board, and Ms. Lawrence to serve on the Compensation Committee of the Board, in each case effective immediately following the conclusion of the 2026 Annual Meeting.

Mr. Haggart, age 39, brings more than 15 years of investment and public company governance experience. He is the Founder, Managing Partner and Chief Investment Officer of Fivespan, a concentrated, fundamental value investor in industry-leading public companies. Prior to founding Fivespan in 2023, he served as a Partner at ValueAct Capital from 2013 to 2023. Mr. Haggart has served as an independent director of Seagate Technology since 2018 and currently serves on its Compensation & People Committee. He previously served as an independent director of Fiserv from 2022 to 2024, including on its Nominating & Corporate Governance Committee and Talent & Compensation Committee. Mr. Haggart is a member of the Board of Trustees for the Boys & Girls Clubs of San Francisco’s Endowment Trust.

Dr. Guttentag, age 63, brings more than 30 years of experience designing and deploying technology-based solutions to improve K-12 education. He most recently served as Chief Executive Officer of EPS Learning, a provider of literacy and reading intervention solutions, from 2022 to 2025. He previously served as Chief Executive Officer of Reading Plus, an adaptive literacy program, from 2019 to 2021. Dr. Guttentag co-founded and served as President of Connections Education, a K-12 online education platform that grew to serve more than 70,000 full-time students prior to its acquisition by Pearson, and later served as President of Pearson Online & Blended Learning from 2014 to 2018. Earlier in his career, Dr. Guttentag served as Chief Education Officer of Education Networks of America and Chief Information Officer of the School District of Philadelphia. He also served as a Venture Partner focused on education at RIDGE-LANE Limited Partners.

Other than the Cooperation Agreement, there is no other arrangement or understanding between Mr. Haggart or Dr. Guttentag on the one hand, and any other persons on the other hand, pursuant to which Mr. Haggart or Dr. Guttentag was appointed as a director or Board Observer of the Company. Other than the expense reimbursement provided by the Cooperation Agreement, there are no transactions between the Company and either of Mr. Haggart or Dr. Guttentag that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In his capacity as the Board Observer, Dr. Guttentag will have the right to attend and reasonably participate in all meetings of the Board and the committees on which he will serve once he becomes a director and to receive the same materials and notices distributed to members of the Board and such committees, and will have the same information rights and access to management as Board and committee members, subject to certain exclusion rights of the Company and his execution of a confidentiality undertaking. Ms. Lawrence, in her capacity as a non-voting observer, will have substantially similar rights with respect to meetings of the Board and the Compensation Committee, subject to her execution of a substantially similar confidentiality undertaking.

Upon appointment to the Board, each New Director will be entitled to receive compensation (including equity-based compensation, if any), an annual retainer and benefits (including expense reimbursements) on the same basis as all other non-employee directors of the Company, as described in the “Compensation of Non-Employee Directors” section of the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 24, 2025, prorated as applicable. Each New Director and Ms. Lawrence (to the extent her existing indemnification agreement does not continue in effect following her resignation and re-appointment) will also enter into the Company’s standard form of indemnification agreement for directors, which was filed as Exhibit 4.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

Item 7.01. Regulation FD Disclosure.

On October 9, 2026, the Company issued a press release announcing the entry into the Cooperation Agreement, the appointment of Mr. Haggart to the Board effective as of the Appointment Date and Time, the appointment of Dr. Guttentag as the Board Observer and his expected appointment to the Board following the 2026 Annual Meeting, and the formation of the Capital Allocation Committee. As announced in the press release, following completion of the Capital Allocation Committee’s initial review, which is expected to occur within the next three months, the Company will publicly announce its target capital structure and a clear framework for allocating future cash flows to maximize long-term value. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as “outlook,” “forecasts,” “anticipates,” “trends,” “believes,” “estimates,” “continues,” “likely,” “may,” “opportunity,” “potential,” “projects,” “will,” “will be,” “expects,” “plans,” “intends,” “should,” “would” and similar expressions to identify forward-looking statements, whether in the negative or the affirmative. These statements reflect the Company’s current beliefs and are based upon information currently available to the Company. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual actions, results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These risks, uncertainties, factors and contingencies include, but are not limited to: reduction of per pupil funding amounts at the schools the Company serves; inability to achieve a sufficient level of new enrollments to sustain the Company’s business model or to meet financial or operational guidance; limitations of the enrollment data the Company presents, which may not fully capture trends in the performance of the Company’s business; failure to enter into new school contracts or renew existing contracts, in part or in their entirety; failure of the schools the Company serves, its vendors, or the Company to comply with its contracts, or federal, state and local laws and regulations, resulting in a loss of funding, an obligation to repay funds previously received, contractual remedies, or actions or proceedings against the Company; governmental investigations that could result in fines, penalties, settlements, or injunctive relief; declines or variations in academic performance outcomes of the students and schools the Company serves, including due to the evolution of curriculum standards, testing programs and state accountability metrics; harm to the Company’s reputation resulting from poor performance or misconduct by operators or the Company in any school in its industry and/or in any school which the Company operates; legal and regulatory challenges from opponents of virtual public education or for-profit education companies; potential violation of laws and regulations relating to privacy and data protection, including such laws and regulations as may apply to children’s data; changes in national and local economic and business conditions and other factors, such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments; discrepancies in interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of the Company’s contracts, or a reduction or termination in the scope of services, with schools; failure to develop the Career Learning business; entry of new competitors with superior technologies (including artificial intelligence (“AI”)) and lower prices; unsuccessful integration of mergers, acquisitions and joint ventures; failure to further develop, maintain and enhance the Company’s technology, products, services and brands; inadequate recruiting, training and retention of effective teachers and employees; infringement of the Company’s intellectual property; disruptions to the Company’s Internet-based learning and delivery systems, including, but not limited to, its data storage systems and third-party cloud infrastructure, systems and facilities, including as a result of cybersecurity attacks; misuse or unauthorized disclosure of student and personal data; failure to prevent or mitigate a cybersecurity incident that affects the Company’s systems or its data; problems in the implementation of new information technology systems and technology; failure by the Company or third parties to maintain and support information technology systems, including addressing quality issues and timely delivering new products and enhancements; risks related to the use, implementation and regulation of AI and other emerging technologies, including in the education of children, and their use by third-party vendors; risks related to the Company’s stock repurchase program; the extent to which the Company acquires businesses or changes its capital allocation strategy or the implementation thereof; changes in the Company’s effective tax rate and additional liabilities; and other risks and uncertainties associated with the Company’s business described in the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2026 and any subsequently filed Quarterly Reports on Form 10-Q or the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements reflect management’s expectations or predictions of future conditions, events or results based on various assumptions and estimates. They are not guarantees of future performance. The Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in any such forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements in this Current Report on Form 8-K or that the Company makes from time to time, and to consider carefully the factors discussed above. All information in this Current Report on Form 8-K is as of today’s date, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future events or otherwise, except where the Company is expressly required to do so by law.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

10.1*	Cooperation Agreement, dated as of October 8, 2026, by and among Stride, Inc., Fivespan Partners, LP, Fivespan Partners Fund, Ltd, Fivespan Partners GP, LLC and Dylan Haggart.

99.1	Press Release dated October 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Copies of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stride, Inc.

Date: October 9, 2026	By:	/s/ Greerson G. McMullen, Sr.
Greerson G. McMullen, Sr. Executive Vice President, General Counsel & Secretary